UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 25, 2006


                                LNB BANCORP, INC.
             (Exact name of registrant as specified in its charter)


            Ohio                       0-13203                   34-1406303
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


           457 Broadway, Lorain, Ohio                             44052-1769
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (440) 244-6000


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 2.02 Results of Operations and Financial Condition.

     On April 26, 2006, the registrant issued a press release announcing its results of operations for the first quarter ended March 31, 2006. The press release is attached as Exhibit No. 99.1


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective April 25, 2006, the Board of Directors of LNB Bancorp, Inc. (the "Company") appointed Sharon L. Churchill, currently the Controller of the Company, as the Company's principal accounting officer for Securities and Exchange Commission ("SEC") reporting purposes. Terry M. White, the Chief Financial Officer of the Company, who previously served as the Company's principal accounting officer, will continue to serve as the Company principal financial officer for SEC reporting purposes.

     Ms. Churchill, 51 years old, joined the Company in November 2005 as Controller. Prior to joining the Company, Ms. Churchill served as Controller and Assistant Vice President and Corporate Secretary for Tele-Communications, Inc. ("TCI") of Brook Park, Ohio from 1988 to 2005, where she was responsible for all areas of accounting, human resources and administrative operations. Prior to her role at TCI, Ms. Churchill worked for Union National Mortgage Co. of Middleburg Heights, Ohio as a staff accountant. A Certified Public Accountant, Ms. Churchill graduated from Baldwin Wallace College.






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Item 9.01 Financial Statements and Exhibits.

c) Exhibits.

     The following exhibit is furnished herewith:


Exhibit Number                  Exhibit Description

99.1 Press Release issued by LNB Bancorp, Inc., announcing the results of operations for the first quarter ended March 31, 2006.











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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


                                              LNB BANCORP, INC.
Date: April 27, 2006
                                              By:  /s/ Terry M. White
                                                   -----------------------------

                                                   Terry M. White
                                                   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Corporate Secretary